Metropolitan West Funds

LOW DURATION BOND FUND

INTERMEDIATE BOND FUND

TOTAL RETURN BOND FUND

HIGH YIELD BOND FUND

CLASS I SHARES

PROSPECTUS

July 31, 2003

This prospectus contains essential information

for anyone considering an investment in these Funds.

Please read this document carefully and retain it

for future reference.

The Securities and Exchange Commission

has not approved or disapproved these securities

or passed upon the adequacy or accuracy of this Prospectus.

It is a criminal offense to state or suggest otherwise.

Metropolitan West Asset Management, LLC

Investment Adviser

For any additional information or questions regarding

information contained herein, please call (800) 241-4671

www.mwamllc.com

This prospectus describes only the Funds’ Class I shares. Metropolitan West Funds also offers Class M shares of the Funds with different fees and expenses.

RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS — LOW DURATION BOND FUND

OBJECTIVE

The LOW DURATION BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of “duration” is explained below under “Further Information about Investment Objectives, Policies and Risks.” The dollar-weighted average maturity of the Fund’s portfolio is expected to range from one to five years. The Fund’s portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or A-2 by S&P, P-2 by Moody’s or  F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 30% of the Fund’s net assets may be invested in securities rated below highly rated securities by all three of the nationally recognized statistical rating organizations Of that amount, nor more than 10% of the Fund’s net assets may be invested in securities rated below investment grade (meaning at least BBB) provided they are rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures and options and may invest up to 15% of its assets in derivative instruments, such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally borrow or short sell up to 25% of the value of its total assets.

PRINCIPAL INVESTMENT RISKS

Market Risk.    Because the values of the Fund’s investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund.

Interest Rate Risk.    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Credit Risk.    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Foreign Securities Risk.    The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE — LOW DURATION BOND FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the changes in the year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Merrill Lynch 1-3 Year U.S. Treasury Index, an unmanaged index of all U.S. Treasury securities with maturities of 1 to 3 years.

Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

During the period covered by this bar chart, the Fund’s highest quarterly return was +3.13% for the quarter ended March 31, 2001 and the lowest quarterly return was -2.28% for the quarter ended June 30, 2002. The year-to-date total return as of June 30, 2003 was +3.73%.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDING DECEMBER 31, 2002)

	One Year	Since Inception*
Low Duration Bond Fund (Class I Shares)
Return Before Taxes	–0.20%	+4.82%
Return After Taxes on Distributions	–2.36%	+2.04%
Return After Taxes on Distributions and Sale of Fund Shares	–0.14%	+2.49%
Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for expenses or taxes)	+5.75%	+7.54%

*	Inception Date: March 31, 2000

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES — LOW DURATION BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES — CLASS I

(FEES PAID FROM FUND ASSETS)

Management Fees	0.30%
Rule 12b-1 Expenses	None
Other Expenses	0.13%

Total Annual Fund Operating Expenses	0.43%

Fee Reduction and/or Expense Reimbursement (1)	0.04%

Net Expenses (1)	0.39%

(1)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund’s distribution expenses, to limit the Fund’s total annual operating (excluding interest, taxes, brokerage commissions, short sale dividend expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.39% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 initial investment in the Fund

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$134	$237	$538

RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS — INTERMEDIATE BOND FUND

OBJECTIVE

The INTERMEDIATE BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of one to six years. The meaning of “duration” is explained below under “Further Information about Investment Objectives, Policies and Risks.” The dollar-weighted average maturity of the Fund’s portfolio is expected to range from three to seven years. The Fund’s portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 90% of its net assets in securities rated investment grade by at least one of the nationally recognized statistical rating organizations. These are debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade but only if rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures and options and may invest up to 15% of its assets in derivative instruments, such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally borrow or short sell up to 25% of the value of its total assets.

PRINCIPAL INVESTMENT RISKS

Market Risk.    Because the values of the Fund’s investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund.

Interest Rate Risk.    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Credit Risk.    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Foreign Securities Risk.    The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE — INTERMEDIATE BOND FUND

Fund performance results have not been provided because as of the date of this Prospectus the INTERMEDIATE BOND FUND had not been in operation for a full calendar year. The Lehman Intermediate Government Credit Index has been selected by the Adviser as the appropriate benchmark index for performance comparison purposes.

FEES AND EXPENSES — INTERMEDIATE BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES — CLASS I

(FEES PAID FROM FUND ASSETS)

Management Fees	0.35%
Rule 12b-1 Expenses	None
Other Expenses	0.29%

Total Annual Fund Operating Expenses	0.64%

Fee Reduction and/or Expense Reimbursement (1)	0.20%

Net Expenses	0.44%

(1)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay the Fund’s distribution expenses to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.44% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 initial investment in the Fund

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$185	$337	$779

RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS — TOTAL RETURN BOND FUND

OBJECTIVE

The TOTAL RETURN BOND FUND seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of “duration” is explained below under “Further Information about Investment Objectives, Policies and Risks.” The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. The Fund’s portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities. These are debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures and options and may invest up to 15% of its assets in derivative instruments, such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally borrow or short sell up to 25% of the value of its total assets.

PRINCIPAL INVESTMENT RISKS

Market Risk.    Because the values of the Fund’s investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund.

Interest Rate Risk.    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Credit Risk.    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Foreign Securities Risk.    The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE — TOTAL RETURN BOND FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows changes in the year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment grade bonds.

Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

During the period covered by this bar chart, the Fund’s highest quarterly return was +4.71% for the quarter ended December 31, 2002 and the lowest quarterly return was -2.67% for the quarter ended June 30, 2002. The year-to-date total return as of June 30, 2003 was +8.37%.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDING DECEMBER 31, 2002)

	One Year	Since Inception*
Total Return Bond Fund (Class I Shares)
Return Before Taxes	- 0.74%	+ 5.94%
Return After Taxes on Distributions	- 3.71%	+ 2.43%
Return After Taxes on Distributions and Sale of Fund Shares	- 0.44%	+ 3.05%
Lehman Brothers Aggregate Bond Index (reflects no deduction for expenses or taxes)	+10.27%	+10.18%

*	Inception Date: March 31, 2000

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES — TOTAL RETURN BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES — CLASS I

(FEES PAID FROM FUND ASSETS)

Management Fees	0.35%
Rule 12b-1 Expenses	None
Other Expenses	0.11%

Total Annual Fund Operating Expenses	0.46%

Fee Reduction and/or Expense Reimbursement (1)	0.02%

Net Expenses (1)	0.44%

(1)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund’s distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.44% of average daily net assets. This contract has a one-year term renewable at the end of each fiscal year.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 initial investment in the Fund

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$146	$256	$577

RISK/RETURN SUMMARY AND FUND EXPENSES

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS — HIGH YIELD BOND FUND

OBJECTIVE

The HIGH YIELD BOND FUND seeks to maximize long-term total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a portfolio of high yield fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of “duration” is explained below under “Further Information about Investment Objectives, Policies and Risks.” The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. The Fund’s portfolio may include corporate bonds, mezzanine investments, collateralized bond obligations, collateralized debt obligations, collateralized loan obligations, swaps and other derivatives (including futures, options and credit default swaps), currency futures and options, bank loans, preferred stock, common stock, warrants, asset-backed securities, mortgage-backed securities, foreign securities (including Yankees and emerging markets securities), U.S. Treasuries and agency securities, cash and cash equivalents (such as money-market securities, commercial paper, certificates of deposit and bankers acceptances), private placements, defaulted debt securities and Rule 144A Securities and unrated securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of high yield securities (“junk bonds”) rated below investment grade by at least one of the nationally recognized statistical rating organizations. These are debt securities rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or securities of comparable quality as determined by the Adviser in the case of unrated securities, but only a maximum of 20% may be invested in debt securities rated below B by all three of those nationally recognized statistical rating organizations. The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures and options and may invest up to 15% of its assets in derivative instruments, such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally borrow or short sell up to 33 1/3% of the value of its total assets.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, include market risk, interest rate risk, credit risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, foreign investment risk, currency risk, leveraging risk and management risk. These risks are discussed below. Please also see “Further Information about Investment Objectives, Policies and Risks” for additional information about these and other risks.

Non-Diversification Risk.    The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. Because the Fund is a non-diversified mutual fund, the value of an investment in the Fund may vary more in response to developments or changes in the market value affecting particular securities than will an investment in a diversified mutual fund investing in a greater number of securities.

Market Risk.    Because the values of the Fund’s investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund or a fund investing in higher quality securities.

High Yield Risk.    This Fund emphasizes high yield securities, which are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Interest Rate Risk.    The values of the Fund’s investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Derivatives Risk.    Use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leverage Risk.    Leverage may result from certain transactions, including the use of derivatives, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of an increase in the value of the Fund’s portfolio securities causing the Fund to be more volatile than if leverage was not used. The Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Foreign Securities Risk.    The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

Currency Risk.    Investments by the Fund in currencies other than U.S. dollars may decline in value against the U.S. dollar if not properly hedged.

Management Risk.    There can be no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

PERFORMANCE — HIGH YIELD BOND FUND

Fund performance results have not been provided because as of the date of this Prospectus the HIGH YIELD BOND FUND had not been in operation for a full calendar year. The Lehman Brothers High Yield Index has been selected by the Adviser as the appropriate benchmark index for performance comparison purposes.

FEES AND EXPENSES — HIGH YIELD BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES — CLASS I  (FEES PAID FROM FUND ASSETS)

Management Fees	0.50%
Rule 12b-1 Expenses	None
Other Expenses	0.45%

Total Annual Fund Operating Expenses	0.95%

Fee Reduction and/or Expense Reimbursement (1)	0.40%

Net Expenses	0.55%

(1)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay the Fund’s distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.55% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year. “Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 initial investment in the Fund

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$263

FURTHER INFORMATION ABOUT

INVESTMENT OBJECTIVES, POLICIES AND RISKS

GENERAL

The Fund descriptions set forth in the Risk/Return Summary section of this Prospectus are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund’s investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund’s outstanding voting securities. There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

DURATION

The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio “duration.” Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security’s “term to maturity” has been used to determine the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see “Investment Objectives and Policies — Duration” in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund’s investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The Adviser does not view turnover as an important consideration in managing the Funds and does not strive to limit portfolio turnover. See “Financial Highlights” for past turnover rates.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Other than the special risks presented for the HIGH YIELD BOND FUND, the Funds are subject primarily to interest rate risk, credit risk and prepayment risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in a bond’s price depends on several factors, including the bond’s maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.

HIGH YIELD RISK

The Funds may invest a portion of their assets in non-investment grade debt securities, commonly referred to as “junk bonds.” The HIGH YIELD BOND FUND will invest at least 80% of its assets in such high yield securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund’s ability to sell particular securities.

UNRATED SECURITIES

Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that a

Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

RISKS OF USING CERTAIN DERIVATIVES

Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest.

LIQUIDITY RISK

A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES RISK

Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

CURRENCY RISK

Funds that invest in foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund’s investments in non-U.S. dollar-denominated securities may reduce the returns of the Funds.

RISKS OF SHORT SALES

The Adviser may cause a Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The LOW DURATION BOND FUND, INTERMEDIATE BOND FUND and TOTAL RETURN BOND FUND will not make total short sales exceeding 25% of the value of the Fund’s assets. The HIGH YIELD BOND FUND will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Each Fund also may make short sales “against-the-box,” in which the Fund sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

RISKS OF EVENT DRIVEN INVESTING STRATEGIES

The Funds may employ event driven strategies. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The success or failure of this strategy usually depends on whether the Adviser accurately predicts the outcome and timing of the transaction event. Also, major market declines that could cause transactions to be re-priced or fail, may have a negative impact on the strategy.

RISKS OF BORROWING AND USE OF LEVERAGE

Each Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed 10% (one-third for the HIGH YIELD BOND FUND) of the value of the Fund’s assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund’s shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund’s assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

SWAP AGREEMENTS

Each Fund may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counterparty.

DEFENSIVE INVESTING

Each Fund may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. When the Fund has invested defensively in low risk, low return securities, it may not achieve its investment objectives.

ORGANIZATION AND MANAGEMENT

THE ADVISER

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser’s website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $14.5 billion of fixed-income investments as of June 30, 2003 on behalf of institutional clients and the Funds. The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, LLC (“MWF”), also a registered investment adviser.

PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Funds’ portfolios are listed below, together with their biographical information for the past five years.

Tad Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. Mr. Rivelle manages the LOW DURATION BOND FUND, the INTERMEDIATE BOND FUND, the TOTAL RETURN BOND FUND and the HIGH YIELD BOND FUND.

Mark Unferth has been a portfolio manager with the Adviser since April 2002. Before joining the Adviser as Director of High Yield, Mr. Unferth was a Managing Director and oversaw Credit Suisse First Boston’s High Yield and Distressed Debt research from November 2000 to March 2002. From 1998 to November 2000, Mr. Unferth served in a similar capacity at Donaldson, Lufkin & Jenrette. Mr. Unferth manages the HIGH YIELD BOND FUND.

Stephen Kane, CFA has been a portfolio manager with the Adviser since August 1996. Mr. Kane manages the LOW DURATION BOND FUND, the TOTAL RETURN BOND FUND and the HIGH YIELD BOND FUND.

Laird R. Landmann has been a Managing Director and portfolio manager with the Adviser since August 1996. Mr. Landmann manages the LOW DURATION BOND FUND and the TOTAL RETURN BOND FUND .

David Lippman, JD has been a Managing Director and portfolio manager with the Adviser since October 2001. From October 2000 until September 2001, Mr. Lippman was Managing Director and Structured Products Sales Manager at Credit Suisse First Boston. From March 1996 until October 2000, he was Managing Director and Mortgage Sales Manager at Donaldson, Lufkin & Jenrette. Mr. Lippman manages the LOW DURATION BOND FUND, the INTERMEDIATE BOND FUND and the TOTAL RETURN BOND FUND.

Jeff Koch, CFA has been a portfolio manager with the Adviser since January 2003. Before joining the Adviser as a Co-Director of High Yield, Mr. Koch was a portfolio manager at Strong Capital Management, Inc. for over 13 years. Mr. Koch was responsible for building that firm’s high yield bond business since its inception. Mr. Koch manages the HIGH YIELD BOND FUND.

Hahn S. Kang has been a portfolio manager and asset-backed securities specialist with the Adviser since April 2001. From September 1994 until March 2001, Mr. Kang was a senior asset-backed securities trader at Lehman Brothers Fixed-Income Department where he structured, syndicated and traded varying types of asset-backed securities and loans. Mr. Kang manages the INTERMEDIATE BOND FUND.

MANAGEMENT FEES AND OTHER EXPENSES

Advisory Fees.    Each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees are amounts paid to the Adviser for the fiscal year ended March 31, 2003 that include certain expense limitations and contractual waivers: 0.35% for the INTERMEDIATE BOND FUND, 0.35% for the TOTAL RETURN BOND FUND and 0.30% for the LOW DURATION BOND FUND. Under the Investment Advisory Agreement relating to all share classes of the HIGH YIELD BOND FUND, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.50% of the average daily net assets.

The Investment Advisory Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not request or receive reimbursement for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the current year and may not recoup amounts that would make a Fund’s total expenses exceed the applicable limit.

Compensation of Other Parties.    The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of Funds managed by the Adviser. No such allocation has been made to date.

THE TRANSFER AGENT AND ADMINISTRATOR

PFPC Inc. (“PFPC”) serves as transfer agent and administrator to the Trust and also provides accounting services pursuant to a Services Agreement. The business address of PFPC is 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

THE DISTRIBUTOR

PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.

OTHER SHARE CLASSES

The Funds also offer Class M shares. These other shares have different expenses which will result in different performance than Class I shares. Shares of both classes of each Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

HOW TO PURCHASE SHARES

REGULAR PURCHASES

The minimum initial investment in each Fund is $3,000,000 ($50,000 for additional investments). The Trust and the Transfer Agent reserve the right to reject any order and to waive the minimum investment requirements for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or Trust. You may invest in any Fund by wiring the amount to be invested to Metropolitan West Funds.

Wire to: Boston Safe Deposit & Trust

ABA No. 01-10-01234 for PFPC

Account No. 011835

Credit: (Name of Fund)

FBO: (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent. When sending applications, checks, or other communications to the Transfer Agent via regular mail, send to:

Metropolitan West Funds

c/o PFPC Inc.

P.O. Box 9793

Providence, RI 02940

If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to:

Metropolitan West Funds

c/o PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust will only accept a check when the Trust is the primary payee. Third party checks will not be accepted for payment. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act and federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, to assist the Funds in verifying your identity you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account. This information includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund’s assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund’s portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See “Net Asset Value” in the Statement of Additional Information for further information.

HOW TO REDEEM SHARES

REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to Metropolitan West Funds, c/o PFPC Inc., 760 Moore Road, P.O. Box 61503, King of Prussia, Pennsylvania 19406-1212.

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agents’ records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Funds in advance by calling (800) 241-4671.

Redemptions will be processed only on a day during which the New York Stock Exchange are open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

EXCHANGES OF SHARES

You are permitted to exchange your Class I shares in a Fund for Class I shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence and you have selected the appropriate box on the Account Application. There is a $50,000 minimum to exchange into a Fund you currently own and a $3,000,000 minimum to invest in a new Fund. An exchange of shares is treated for Federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan provides for automatic redemptions of at least $100,000 on a monthly, quarterly, semi-annual or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish this plan by completing the appropriate section of the Account Application or by calling the Funds at (800) 241-4671. Notice of all changes concerning the plan must be received by PFPC at least two weeks prior to the next scheduled payment. Further information regarding this plan and its requirements can be obtained by contacting the Funds at (800) 241-4671.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent’s records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling PFPC at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder’s bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund’s net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES,

THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days’ notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone, you will be required to provide your account number or other identifying information. All such telephone transactions will be tape recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF ACCOUNTS BELOW MINIMUM AMOUNT

The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $3,000,000, as a result of a transfer or redemption (and not market fluctuations). The Funds will notify you in writing and you will have 60-days to increase your account balance before your shares are redeemed.

REPORTS TO SHAREHOLDERS

Each Fund’s fiscal year ends on March 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your accounts reflecting all transactions having taken place within that month. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

WITHHOLDINGS; REPORTING

The Funds may be required to withhold Federal income tax from proceeds of redemptions, if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the IRS.

DIVIDENDS AND TAX STATUS

The Funds expect to declare dividends daily and pay them monthly to shareholders. Dividends normally begin to accrue on the next business day after payment for shares.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of the Fund’s fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year’s distributions.

All dividends from net investment income (other than qualified dividend income) together with distributions of short-term capital gains will be taxable as ordinary income even though they may be paid to you in additional shares. Any net capital gains (“capital gains distributions”) distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long term capital gain, provided certain requirements are met. Long term capital gains rates for individuals have been temporarily lowered to 15% or less. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund’s distributions, including the portions, if any, that qualify for the dividends-received deduction, are capital gain distributions and are a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Selected Per-Share Data For the Year Ended March 31**:	Low Duration Bond Fund — Class I*
	2003	2002	2001
Net Asset Value, Beginning of Period	$9.87	$10.03	$9.99

Income from Investment Operations:
Net investment income	0.53	0.65	0.82
Net realized and unrealized gain/(loss) on investments and futures contracts	(0.51)	(0.16)	0.04

Total from Investment Operations	0.02	0.49	0.86

Less Distributions:
Dividends from net investment income	(0.53)	(0.65)	(0.82)
Distributions from net capital gains on investments	0.00	0.00	0.00

Total Distributions	(0.53)	(0.65)	(0.82)

Net Asset Value, End of Period	$9.36	$9.87	$10.03

Total Return	0.29%	4.94%	9.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$206,006	$327,473	$257,021
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.43%	0.45%	0.46%
After expense reimbursement	0.39%	0.39%	0.39%
Ratio of Net Income to Average Net Assets
Before expense reimbursement	5.55%	6.34%	8.20%
After expense reimbursement	5.59%	6.40%	8.27%
Portfolio turnover rate	65%	26%	53%

*	The Low Duration Bond Fund — Class I commenced operation on March 31, 2000.

**	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

Selected Per-Share Data For the Year Ended March 31**:	Intermediate Bond Fund — Class I*
Period Ended March 31, 2003

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.40
Net realized and unrealized gain/(loss) on investments and futures contracts	0.59

Total from Investment Operations	0.99

Less Distributions:
Dividends from net investment income	(0.40)
Distributions from net capital gains on investments	(0.10)

Total Distributions	(0.50)

Net Asset Value, End of Period	$10.49

Total Return	10.07%[2]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$28,159
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.64%[1]
After expense reimbursement	0.44%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	4.83%[1]
After expense reimbursement	5.03%[1]
Portfolio turnover rate	139%[2]

*	The Intermediate Bond Fund — Class I commenced operations on June 28, 2002.

**	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

[1]	Annualized

[2]	Non-annualized

Selected Per-Share Data For the Year Ended March 31**:	Total Return Bond Fund — Class I*
	2003	2002	2001
Net Asset Value, Beginning of Period	$9.94	$10.34	$10.08

Income from Investment Operations:
Net investment income	0.72	0.75	0.94
Net realized and unrealized gain/(loss) on investments and futures contracts	(0.63)	(0.30)	0.26

Total from Investment Operations	0.09	0.45	1.20

Less Distributions:
Dividends from net investment income	(0.72)	(0.75)	(0.94)
Distributions from net capital gains on investments	(0.04)	(0.10)	0.00

Total Distributions	(0.76)	(0.85)	(0.94)

Net Asset Value, End of Period	$9.27	$9.94	$10.34

Total Return	1.11%	4.51%	12.70%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$944,471	$1,106,907	$605,159
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.46%	0.47%	0.50%
After expense reimbursement	0.44%	0.44%	0.44%
Ratio of Net Income to Average Net Assets
Before expense reimbursement	7.63%	7.32%	9.31%
After expense reimbursement	7.65%	7.35%	9.37%
Portfolio turnover rate	90%	78%	205%

*	The Total Return Bond Fund — Class I commenced operations on March 31, 2000.

**	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

The following notice does not constitute part of and is not incorporated into the Prospectus.

PRIVACY POLICY

The Funds collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally; and

•	Information about your transactions with us or others

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports to shareholders contain detailed information about the Funds’ portfolios. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

METROPOLITAN WEST FUNDS

11766 WILSHIRE BOULEVARD, SUITE 1580

LOS ANGELES, CALIFORNIA 90025

(800) 241-4671

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

•	Free from the EDGAR Database on the SEC’s Website at http://www.sec.gov.

Investment Company Act File No. 811- 07989

Adviser: Metropolitan West Asset Management, LLC 11766 Wilshire Boulevard, Suite 1580 Los Angeles, California 90025 (310) 966-8900 www.mwamllc.com	Custodian: The Bank of New York 100 Church Street, 10th Floor New York, New York 10286

Transfer Agent: PFPC Inc. 760 Moore Road King of Prussia, Pennsylvania 19406-1212 (800) 241-4671	Independent Auditors: Deloitte & Touche LLP 350 South Grand Avenue, Suite 200 Los Angeles, California 90071

Distributor: PFPC Distributors, Inc. 760 Moore Road King of Prussia, Pennsylvania 19406-1212	Legal Counsel: Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105